As filed with the Securities and Exchange Commission on July 8, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2009

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Real Estate Securities Income Fund	2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	24

Distribution Reinvestment Plan	26

Directory	28

Proxy Voting Policies and Procedures	29

Quarterly Portfolio Schedule	29

Board Consideration of the New and Interim Management and Sub-Advisory Agreements	30

Report of Votes of Shareholders	33

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC., ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six-month reporting period ended April 30, 2009. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

The market environment for REITs was extremely volatile during the reporting period as characterized by significant shifts in asset prices as well as changes to the dividend policies and levels of many REITs. This volatility caused the value of the Fund's portfolio securities and, correspondingly, the asset coverage on its leverage, to rise and fall. As a result, the Fund was required to reduce the amount of its leverage to comply with the asset coverage levels required under the Investment Company Act of 1940. In addition, a sizable number of REITs announced reductions in their common share dividends and a somewhat smaller number of REITs suspended their preferred share dividends. The reduction in the Fund's leverage and the reduction and/or suspension of dividends by certain REITs in the Fund's portfolio resulted in a reduction in the level of income earned and anticipated to be earned by the Fund. Consequently, the Fund's Board announced reductions in the Fund's monthly distributions beginning in January 2009 and again in June 2009.

Before concluding, I am pleased to inform you that in June 2009 the Fund completed its tender offer and accepted for tender approximately 5% of its outstanding common shares. The Fund had offered to purchase up to 10% of its outstanding common shares but the tender offer was not fully subscribed. Additionally, during the reporting period, the Fund announced the implementation of a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under its tender offer program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As previously announced, the Fund's initial measurement period commenced on June 5, 2009 and will close on August 28, 2009. Also, to offset the expenses associated with the tender offers, Neuberger Berman has agreed to extend the fee waiver currently in place for the Fund.

Thank you for your trust in Neuberger Berman. We will continue to work hard to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

For the six-month reporting period ended April 30, 2009, Neuberger Berman Real Estate Securities Income Fund Inc. posted a negative return on a net asset value (NAV) basis and trailed its benchmark, the FTSE NAREIT Equity REITs Index. The Fund's use of leverage (although reduced during the period) in the declining market contributed to its underperformance. Leverage tends to enhance performance in up markets and detract from performance during market retreats.

The REIT market was extremely volatile during the reporting period. The sharp sell-off that began earlier in calendar year 2008 continued as the reporting period began in November. There were many factors dragging down REITs early in the period, including concerns regarding the economy, the ongoing credit crunch, and fears that many of the issues impacting the residential real estate market would also negatively impact the commercial real estate market. REITs then generated an impressive rally, as the FTSE NAREIT Equity REITs Index returned in excess of 50% from November 20 through the end of the year. This rebound was due, in part, to optimism regarding the lagging effect of monetary and fiscal stimulus and signs that the credit markets were beginning to thaw. The rally was short lived, however, as the REIT market fell sharply from January until early March 2009. This reversal of fortune was, in our view, triggered by incoming economic data pointing to the likelihood of a severe global recession, as well as doubts about the effectiveness of government intervention. However, the REIT market again rallied during the last two months of the reporting period. Some improvements in the capital markets, modestly better economic data and continued aggressive actions by the Federal Reserve and U.S. Treasury supported the market.

When the reporting period began, the Fund was defensively positioned, as we emphasized areas of the market that have historically held up well during economic downturns. In particular, exposure to Health Care and Self Storage REITs enhanced the Fund's results. The Fund also benefited from holdings in grocery-anchored Shopping Centers and from underweighting the relatively economically sensitive Industrial and Office sectors of the REIT market.

As the reporting period progressed, we shifted the Fund to a somewhat more neutral position. This change occurred as a number of high quality REITs obtained financing and certain large real estate transactions were completed. These developments, coupled with what we considered to be attractive valuations for select companies, led us to opportunistically purchase what we identified as high quality REITs with strong balance sheets. We also trimmed our Health Care exposure as their valuations had become rich given their strong performance.

Looking ahead, while there have been some modest signs of improvement, we believe the economy continues to face a number of headwinds which we believe could temper the pace and magnitude of the recovery. In our opinion, this could lead to ongoing challenges in the commercial real estate market, including lower occupancy rates and a weaker rental environment.

On the upside, since the beginning of March, a number of REITs have collectively raised more than $10 billion through the issuance of new common stock. This has helped to improve the balance sheet strength of the overall REIT sector. A number of REITs have also lowered their dividends to preserve cash and shore up their reserves. While this has negatively impacted the income generated by the Fund, the market has responded favorably due to the positive impact on company cash levels. In our view, REIT valuations also remain attractive. As evidence of this, REITs are trading at an 8% discount to consensus net asset value (NAV) estimates versus a long-term average of a 2.2% premium to NAV. In addition, they are selling at 9.4 times consensus funds-from-operations estimate, or FFO (the REIT industry's metric for earnings), compared to the historical average of 12.4 times FFO.

Against this backdrop, we will continue to proactively manage the portfolio, seeking to emphasize higher quality companies with better access to capital, solid balance sheets and less refinancing risk. We feel these companies are well positioned to weather the weak economy and take advantage of opportunities when the economy begins to improve.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

TICKER SYMBOL

Real Estate Securities Income Fund	NRO

INDUSTRY DIVERSIFICATION

(% of Total Net Assets Applicable to Common Shareholders)
Apartments	20.6%
Commercial Financing	5.3
Diversified	10.8
Health Care	33.7
Hybrid	3.9
Industrial	7.7
Lodging	7.5
Manufactured Homes	7.4
Mixed	1.4
Office	24.4
Regional Malls	16.0
Self Storage	7.6
Shopping Centers	10.2
Specialty	3.6
Short-Term Investments	18.7
Liabilities, less cash, receivables and other assets	(78.8)

PERFORMANCE HIGHLIGHTS

Neuberger Berman
	Inception Date	Six Month Period Ended 4/30/2009	Average Annual Total Return
NAV[1,3,4]			1 Year	5 Years	Since Inception
Real Estate Securities Income Fund	10/28/2003	(27.73%)	(75.91%)	(18.16%)	(17.29%)

	Inception Date	Six Month Period Ended 4/30/2009	Average Annual Total Return
Market Price[2,3,4]			1 Year	5 Years	Since Inception
Real Estate Securities Income Fund	10/28/2003	(20.84%)	(74.97%)	(16.88%)	(17.97%)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Fund.

2	Returns based on the market price of Fund shares on the American Stock Exchange.

3	Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of the Fund would be lower.

4	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

TOP TEN EQUITY HOLDINGS

1	OMEGA Healthcare Investors	11.8%
2	Health Care REIT	10.8%
3	Highwoods Properties	7.0%
4	Hilltop Holdings	6.9%
5	LTC Properties	6.8%
6	Parkway Properties	5.9%
7	Mid-America Apartment Communities	5.7%
8	Tanger Factory Outlet Centers	5.4%
9	Apartment Investment & Management	5.1%
10	Taubman Centers	5.1%

NUMBER OF SHARES		VALUE† (000's omitted)
Common Stocks (63.9%)
Apartments (11.1%)
54,581	American Campus Communities	$1,183
478,297	Apartment Investment & Management	3,492	È
34,426	Camden Property Trust	934	È
193,700	Equity Residential	4,434
50,118	Home Properties	1,826	È
38,423	Mid-America Apartment Communities	1,421	È
222,872	UDR, Inc.	2,245	ØØÈ
		15,535
Diversified (4.7%)
135,456	Vornado Realty Trust	6,622	ØØ
Health Care (9.2%)
97,800	HCP, Inc.	2,147	È
57,800	Health Care REIT	1,969	È
319,900	OMEGA Healthcare Investors	5,029
130,352	Ventas, Inc.	3,733	È
		12,878
Industrial (7.7%)
171,000	AMB Property	3,264
102,222	EastGroup Properties	3,436	È
442,000	ProLogis	4,027	È
		10,727
Mixed (0.9%)
125,300	Duke Realty	1,224	È
Office (10.7%)
375,702	BioMed Realty Trust	4,287	È
249,581	Highwoods Properties	5,987	È
33,250	Kilroy Realty	716
225,400	SL Green Realty	3,981	È
		14,971

Regional Malls (7.7%)
292,391	Macerich Co.	$5,125	È
107,941	Simon Property Group	5,570	È
		10,695
Self Storage (5.6%)
414,583	Extra Space Storage	2,948	È
219,601	Sovran Self Storage	4,950	È
		7,898
Shopping Centers (6.3%)
198,400	Kimco Realty	2,385	ØØÈ
82,814	Regency Centers	3,101	ØØÈ
99,035	Tanger Factory Outlet Centers	3,300	ØØÈ
		8,786
	Total Common Stocks (Cost $115,289)	89,336
Preferred Stocks (96.2%)
Apartments (9.5%)
138,000	Apartment Investment & Management, Ser. T	1,951
129,040	Apartment Investment & Management, Ser. U	1,727
200,000	Associated Estates Realty, Ser. B	3,100	È
296,070	Mid-America Apartment Communities, Ser. H	6,508
		13,286
Commercial Financing (5.3%)
156,000	Anthracite Capital, Ser. C	219
187,800	Anthracite Capital, Ser. D	225
281,200	Newcastle Investment, Ser. D	548
620,000	NorthStar Realty Finance, Ser. B	6,361
		7,353
Diversified (6.1%)
160,000	Cousins Properties, Ser. B	2,280
580,000	Lexington Corp. Properties Trust, Ser. B	6,241
		8,521

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE† (000's omitted)
Health Care (24.5%)
598,400	Health Care REIT, Ser. D	$13,165	È
470,000	LTC Properties, Ser. F	9,564	È
595,900	OMEGA Healthcare Investors, Ser. D	11,471	È
		34,200
Hybrid (3.9%)
200,000	iStar Financial, Ser. E	1,120	È
200,000	iStar Financial, Ser. G	1,168
600,000	iStar Financial, Ser. I	3,210
		5,498
Lodging (7.5%)
170,000	Ashford Hospitality Trust, Ser. D	1,620	È
260,800	Eagle Hospitality	39
200,300	Felcor Lodging Trust, Ser. C	941
162,800	Hersha Hospitality Trust, Ser. A	1,791
81,700	Hospitality Properties Trust, Ser. B	1,361
74,000	Host Hotels & Resorts, Ser. E	1,507
680,000	Innkeepers USA Trust, Ser. C	204
90,000	Strategic Hotels & Resorts, Ser. A	318	ñ
116,400	Strategic Hotels & Resorts, Ser. B	414
186,500	Strategic Hotels & Resorts, Ser. C	746
135,000	Sunstone Hotel Investors, Ser. A	1,573
		10,514
Manufactured Homes (7.4%)
75,700	American Land Lease, Ser. A	681
532,900	Hilltop Holdings, Ser. A	9,699
		10,380
Mixed (0.5%)
32,000	PS Business Parks, Ser. K	626	È
Office (13.7%)
100,000	Brandywine Realty Trust, Ser. C	1,425	È
80,000	Brandywine Realty Trust, Ser. D	1,135
40,000	Corporate Office Properties Trust, Ser. H	742	È
6,000	Highwoods Properties, Ser. A	3,838
21,767	HRPT Properties Trust, Ser. B	313
380,000	Maguire Properties, Ser. A	1,064
478,000	Parkway Properties, Ser. D	8,250
100,000	SL Green Realty, Ser. C	1,375
73,200	SL Green Realty, Ser. D	1,026
		19,168
Regional Malls (8.3%)
98,000	Glimcher Realty Trust, Ser. F	735
532,900	Glimcher Realty Trust, Ser. G	3,677
151,300	Taubman Centers, Ser. G	2,822
241,600	Taubman Centers, Ser. H	4,288
		11,522

Self Storage (2.0%)
119,700	Public Storage, Depositary Shares	$2,856
Shopping Centers (3.9%)
60,000	Cedar Shopping Centers, Ser. A	747
66,000	Developers Diversified Realty, Ser. I	557
225,000	Tanger Factory Outlet Centers, Ser. C	4,196
		5,500
Specialty (3.6%)
140,000	Digital Realty Trust, Ser. A	2,762
122,200	Digital Realty Trust, Ser. B	2,207
		4,969
	Total Preferred Stocks (Cost $281,581)	134,393
Short-Term Investments (18.7%)
309,909	Neuberger Berman Prime Money Fund Trust Class	310	@ØØ
25,807,429	Neuberger Berman Securities Lending Quality Fund, LLC	25,807	‡
	Total Short-Term Investments (Cost $26,117)	26,117
	Total Investments (178.8%) (Cost $422,987)	249,846##
	Liabilities, less cash, receivables and other assets [(25.0%)]	(34,917)
	Liquidation Value of Auction Market Preferred Shares [(53.8%)]	(75,200)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$139,729

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†	Investments in equity securities and interest rate swap contracts by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective November 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2009:

(000's omitted)	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments in Securities	$206,727	$43,119	$—	$249,846
Other Financial Instruments*	—	(8,989)	—	(8,989)

*	Other financial instruments include interest rate swap contracts.

##	At April 30, 2009, the cost of investments for U.S. federal income tax purposes was $428,280,000. Gross unrealized appreciation of investments was $6,451,000 and gross unrealized depreciation of investments was $184,885,000, resulting in net unrealized depreciation of $178,434,000 based on cost for U.S. federal income tax purposes.

‡	Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & E of Notes to Financial Statements).

@	Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC, the Fund's investment manager, and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2009, these securities amounted to approximately $318,000 or 0.2% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

REAL ESTATE SECURITIES INCOME FUND
April 30, 2009
Assets
Investments in securities, at value *† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$223,729
Affiliated issuers	26,117
249,846
Dividends and interest receivable	955
Receivable for securities sold	1,110
Receivable for securities lending income (Note A)	33
Prepaid deferred organization costs	760
Prepaid expenses and other assets	21
Total Assets	252,725
Liabilities
Payable for collateral on securities loaned (Note A)	28,460
Interest rate swaps, at value (Note A)	8,989
Payable to investment manager-net (Notes A & B)	65
Payable to administrator (Note B)	40
Payable for securities lending fees (Note A)	15
Accrued expenses and other payables	227
Total Liabilities	37,796
Auction Market Preferred Shares Series A, B, C, D, E, F, G & H at liquidation value 21,120 shares authorized, 3,008 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	75,200
Net Assets applicable to Common Shareholders at value	$139,729
Net Assets applicable to Common Shareholders consist of:
Paid-in capital-common shares	$754,549
Distributions in excess of net investment income	(29,038)
Accumulated net realized gains (losses) on investments	(403,729)
Net unrealized appreciation (depreciation) in value of investments	(182,053)
Net Assets applicable to Common Shareholders at value	$139,729
Common Shares Outstanding ($.0001 par value, 999,978,880 shares authorized)	72,063
Net Asset Value Per Common Share Outstanding	$1.94
† Securities on loan, at value	$27,828
* Cost of Investments:
Unaffiliated issuers	$396,870
Affiliated issuers	26,117
Total cost of investments	$422,987

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman
(000's omitted)

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,158
Interest income—unaffiliated issuers	4
Income from investments in affiliated issuers (Note E)	30
Income from securities loaned—net (Note E)	73
Total income	$8,265
Expenses:
Investment management fees (Note B)	742
Administration fees (Note B)	309
Auction agent fees (Note B)	127
Audit fees	28
Basic maintenance expense (Note B)	21
Custodian fees (Note B)	56
Insurance expense	20
Legal fees	176
Shareholder reports	38
Stock exchange listing fees	5
Stock transfer agent fees	8
Interest expense (Note A)	695
Directors' fees and expenses	20
Miscellaneous	68
Total expenses	2,313
Investment management fees waived (Notes A & B)	(238)
Total net expenses	2,075
Net investment income (loss)	$6,190
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(140,410)
Sales of investment securities of affiliated issuers	296
Interest rate swap contracts	(1,889)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	63,918
Affiliated investment securities	130
Interest rate swap contracts	(3,206)
Net gain (loss) on investments	(81,161)
Distributions to Preferred Shareholders	(1,053)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(76,024)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	REAL ESTATE SECURITIES INCOME FUND
	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$6,190	$57,850
Net realized gain (loss) on investments	(142,003)	(260,369)
Change in net unrealized appreciation (depreciation) of investments	60,842	(314,252)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(1,053)	(5,253)
Tax return of capital	—	(6,869)
Net realized gain on investments	—	(3,483)
Total distributions to preferred shareholders	(1,053)	(15,605)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(76,024)	(532,376)
Distributions to Common Shareholders From (Note A):
Net investment income	(32,935)	(51,031)
Tax return of capital	—	(66,720)
Net realized gain on investments	—	(33,836)
Total distributions to common shareholders	(32,935)	(151,587)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	347	—
Proceeds from shares issued in connection with the acquisition of Neuberger Berman Realty Income Fund Inc. (Note G)	—	393,483
Total net proceeds from capital share transactions	347	393,483
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(108,612)	(290,480)
Net Assets Applicable to Common Shareholders:
Beginning of period	248,341	538,821
End of period	$139,729	$248,341
Distributions in excess of net investment income at end of period	$(29,038)	$(1,240)

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income
Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of April 30, 2009 the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, return of capital adjustments, merger adjustments and the characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

Distributions Paid From:
Ordinary Income		Long –Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$56,284,624	$40,405,820	$37,318,860	$49,799,332	$73,589,036	$—	$167,192,520	$90,205,152

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(249,590,122)	$(254,939,814)	$(504,529,936)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments and timing differences of income recognized on interest rate swaps.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2015	2016
$3,523,048 (1)	$251,416,766

(1)	Of the total capital loss carryforwards shown above, $3,523,048 was acquired on March 7, 2008 in the merger with Neuberger Berman Realty Income Fund Inc. The use of these losses to offset future gains may be limited in a given year.

5

Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2009 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2009, the Fund estimated these amounts for the period

January 1, 2009 to April 30, 2009 within the financial statements since the 2009 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2008, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.038 per share, payable on May 29, 2009 to shareholders of record on May 15, 2009, with an ex-date of May 13, 2009. Subsequent to April 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on June 30, 2009 to shareholders of record on June 15, 2009, with an ex-date of June 11, 2009.

6	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7

Financial Leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders, and as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. In 2008, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the extraordinary number of failed auctions.

Beginning in February 2008, the auctions for the Fund's AMPS have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' distribution period) as a result of the failed auctions.

If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates are reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2009, distribution rates ranged from 1.50% to 3.41% for Series A, 1.49% to 3.39% for Series B, 1.49% to 3.34% for Series C, 1.49% to 3.34% for Series D, 1.48% to 3.27% for Series E, 1.49% to 3.45% for Series F, 1.68% to 5.84% for Series G, and 1.61% to 4.37% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2009 to May 31, 2009 of ($12,813, $12,008, $12,798, $12,007, $12,028, $12,023, $13,707 and $13,518) for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). Under the terms of the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund has paid an up-front fee which is being amortized over the life of the Facility and pays a facility fee in arrears based on the entire amount of the Facility. These fees are included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. By October 31, 2008, the Fund had used borrowings under the Facility to redeem 8,352 of its outstanding AMPS with an aggregate liquidation preference of $208 million. The Fund subsequently repaid those borrowings. At April 30, 2009, there were no loans outstanding under the Facility. During the six months ended April 30, 2009, the Fund did not utilize the Facility.

During the period November 1, 2008 to April 30, 2009, the Fund redeemed 2,580 of its outstanding AMPS with an aggregate liquidation preference of $64.5 million. All AMPS redemptions were made at a liquidation price of $25,000 per share plus any accumulated and unpaid dividends. For the six months ended April 30, 2009, the aggregate number of AMPS that the Fund has redeemed and the aggregate redemption amount (excluding the final distribution payment) are below:

Series	Shares Redeemed	Amount Redeemed
Series A	333	$8,325,000
Series B	312	7,800,000
Series C	333	8,325,000
Series D	312	7,800,000
Series E	312	7,800,000
Series F	312	7,800,000
Series G	333	8,325,000
Series H	333	8,325,000

8	Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2009, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	0.500	%(1)	$(298,420)	$(8,690,352)	$(8,988,772)

(1)	30 day LIBOR (London Interbank Offered Rate) at March 31, 2009.

9

Security lending: A third party, eSecLending, has assisted the Fund in conducting a bidding process that identified a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

From November 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Fund if securities loans were outstanding on those days. For the period from November 4, 2008 to April 30, 2009, the Quality Fund's price per share was $1.00. The market value of the Fund's investments in the Quality Fund as of April 30, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2009, the Fund received net income under the securities lending arrangement of approximately $72,972, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended April 30, 2009, "Income from securities loaned—net" consisted of approximately $294,369 in income earned on cash collateral and guaranteed amounts (including approximately $217,856 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $221,397.

10	Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11	Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2009, management fees waived under this Arrangement amounted to $2,915 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2009, income earned under this Arrangement amounted to $30,346 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12	Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13	Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding and borrowing from the Line of Credit is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2009	0.19
2010	0.13
2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be 0.19% for the fiscal year ended October 31, 2010, 0.13% for the fiscal year ended October 31, 2011, and 0.07% for the fiscal year ended October 31, 2012.

For the six months ended April 30, 2009, such waived fees amounted to $234,870.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

During the reporting period, the predecessor of Management, the investment manager of the Fund, and Neuberger Berman, LLC, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed after the end of the reporting period. As of May 4, 2009, the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing, the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement and an interim Management Agreement and Sub-Advisory Agreement for the Fund. The interim agreements, which are virtually identical to the agreements previously in effect and can remain in effect for up to 150 days, became effective upon the closing of the Acquisition. The new agreements, which are virtually identical to those previously in effect and require shareholder approval, were approved by a vote of the Fund's shareholders in May 2009.

These events have not had a material impact on the Fund or its operations. Management and Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2009, the impact of this arrangement was a reduction of expenses of $63.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2009, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $64,507,679 and $149,316,007, respectively.

During the six months ended April 30, 2009, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $0.

Note D—Capital:

At April 30, 2009, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
72,062,532	16,817

Transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008, were as follows:

	2009	2008
Shares Issued on Reinvestment of Dividends and Distributions	178,750	—
Shares Issued in Connection with the Reorganization of Neuberger Berman Realty Income Fund Inc. (Note G)	—	38,567,343
Net Increase in Common Shares Outstanding	178,750	38,567,343

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2009	Value April 30, 2009	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	3,735,983	87,488,201	90,914,275	309,909	$309,909	$30,346
Neuberger Berman Securities Lending Quality Fund, LLC**	49,920,922	203,190,965	227,304,458	25,807,429	25,807,429	217,856
Total					$26,117,338	$248,202

*	Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**	Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Fund's financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Fund's financial statement disclosures, if any, is currently being assessed.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

Note G—Reorganization:

On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") pursuant to an Agreement and Plan of Reorganization approved by each of NRO's and NRI's shareholders. The merger was accomplished by a tax-free exchange of the assets of NRI, which aggregated $621,483,892 (including $31,340,224 of unrealized appreciation), for 38,567,343 NRO common shares (valued at $393,483,892) and 9,120 NRO AMPS (valued at $228,000,000) and the assumption by NRO of the liabilities of NRI. The combined net assets of NRO immediately after the merger were $1,206,403,766.

The merger was based on the relative net asset value of NRO and NRI. On March 7, 2008, the net asset value per common share for NRI was $14.3754 and for NRO was $10.2028. As a result, former NRI common shareholders received 1.409 NRO common shares for each NRI common share previously held. NRI common shareholders subsequently received cash in lieu of fractional shares not held in NRI's Distribution Reinvestment Plan. In addition, NRI preferred shareholders received an equivalent number of shares of new series of NRO AMPS.

Note H—Recent Market Events

The six months covered by this report witnessed heightened volatility and turmoil in both domestic and international equity markets, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. The financial markets have also experienced an unusually high degree of volatility so that certain fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and an increase in default rates. In addition to the recent turbulence in financial markets, the reduced liquidity in credit and fixed income markets has negatively affected many issuers worldwide. The Fund's investments in certain issuers, as reflected in the Fund's schedule of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note I—Subsequent Events

The Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 3,569,693 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $2.08 per share, representing 98% of the NAV per share on May 29, 2009.

In addition, the Fund has announced that its Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the tender offer program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The Board has determined that the initial measurement period under the program will commence on June 5, 2009 and end on August 28, 2009 (the "Measurement Period"). If the Fund's common shares trade at an average daily discount to NAV per share greater than 10% during the Measurement Period, the Board would determine the maximum size of the tender offer. In connection with the May 2009 tender offer and the tender offer program, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers. The Board retains the ability, consistent with its fiduciary duty, to opt out of its tender offer program should circumstances arise that the Board believes could cause a material negative effect on the Fund or its shareholders.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$3.45		$16.17	$21.23	$16.95	$15.78	$14.29
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.09		1.00	1.08	.82	.59	.79
Net Gains or Losses on Securities (both realized and unrealized)	(1.13)		(10.32)	(3.43)	5.28	2.00	1.96
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.09)	(.17)	(.19)	(.12)	(.05)
Net Capital Gains¢	—		(.06)	(.22)	(.16)	(.08)	(.01)
Tax Return of Capital¢	—		(.12)	—	—	(.02)	(.02)
Total Distributions to Preferred Shareholders	(.01)		(.27)	(.39)	(.35)	(.22)	(.08)
Total From Investment Operations Applicable to Common Shareholders	(1.05)		(9.59)	(2.74)	5.75	2.37	2.67
Less Distributions to Common Shareholders From:
Net Investment Income	(.46)		(1.05)	(1.00)	(.79)	(.66)	(.69)
Net Capital Gains	—		(.70)	(1.32)	(.68)	(.45)	(.18)
Tax Return of Capital	—		(1.38)	—	—	(.09)	(.23)
Total Distributions to Common Shareholders	(.46)		(3.13)	(2.32)	(1.47)	(1.20)	(1.10)
Less Capital Charges From:
Issuance of Common Shares	—		—	—	—	—	(.00)
Issuance of Preferred Shares	—		—	—	—	—	(.08)
Total Capital Charges	—		—	—	—	—	(.08)
Common Share Net Asset Value, End of Period	$1.94		$3.45	$16.17	$21.23	$16.95	$15.78
Common Share Market Value, End of Period	$1.94		$3.15	$14.87	$18.16	$14.20	$14.42
Total Return, Common Share Net Asset Value†	(27.73	)%**	(70.68)%	(13.17)%	37.59%	16.61%	19.30%
Total Return, Common Share Market Value†	(20.84	)%**	(70.89)%	(6.66)%	40.49%	6.90%	3.79%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$139.7		$248.3	$538.8	$707.2	$564.7	$525.7
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$75.2		$139.7	$245.0	$245.0	$245.0	$245.0
Ratio of Gross Operating Expenses to Average Net Assets Applicable to Common Shareholders#	1.95	%*Ø	1.40%	1.05%	1.04%	1.08%	1.02%
Ratio of Net Operating Expenses to Average Net Assets Applicable to Common Shareholders‡	1.95	%*Ø	1.40%‡‡	1.05%	1.04%	1.08%	1.01%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions and interest expense to Average Net Assets Applicable to Common Shareholders	9.72	%*	9.76%	5.57%	4.46%	3.56%	5.41%
Ratio of Interest Expense to Average Net Assets Applicable to Common Shareholders	.98	%*	—	—	—	—	—
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	1.49	%*	2.63%	2.02%	1.88%	1.30%	.54%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions and interest expense to Average Net Assets Applicable to Common Shareholders	7.25	%*	7.13%	3.55%	2.58%	2.26%	4.87%
Portfolio Turnover Rate	25	%**	37%¢¢	17%	11%	8%	50%
Asset Coverage Per Preferred Share, End of Period@	$71,450		$69,444	$80,030	$97,208	$82,650	$78,659

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income
Fund Inc. (Unaudited)

†	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2009	2008	2007	2006	2005	2004
2.28%	1.72%	1.39%	1.39%	1.44%	1.36%

*	Annualized.

**	Not annualized.

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

Ø	For the six months ended April 30, 2009, operating expense ratios do not include interest expense.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

¢¢	Portfolio turnover excludes purchases and sales of securities by NRI prior to the merger date (see Note G of Notes to Financial Statements).

‡‡	Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders would have been:

Year Ended October 31, 2008
1.36%

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC

605 Third Avenue

New York, NY 10158-3698

Custodian

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon

480 Washington Boulevard

Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the New and Interim Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") entered into an agreement to sell a controlling interest in the investment manager and sub-adviser of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"). Under the agreement, Lehman Brothers sold substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. As of the closing of the Acquisition on May 4, 2009, a majority interest in the Acquired Businesses is directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies ("Management Members"), with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses included Neuberger Berman Management LLC ("Management") and Neuberger Berman, LLC ("Neuberger"), the investment manager and sub-adviser to the Fund, respectively. The Acquisition was deemed to result in an "assignment" of the Fund's then-current Management Agreement and Sub-Advisory Agreement (the "then-Current Agreements") under the 1940 Act. As required by the 1940 Act, the Fund's then-Current Agreements provided for their automatic termination in the event of an assignment, and each terminated upon the consummation of the Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as was currently in effect on that date (together, "New Agreements"), which took effect after consummation of the Acquisition and approval by the Fund's shareholders.

In case shareholders of the Fund had not approved the New Agreements before the Acquisition was completed, the Board also approved interim Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, "Interim Agreements") to be used pending approval of the New Agreements by shareholders of the Fund. By their terms, compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approved the New Agreements within 150 days from the termination of the then-Current Agreements, the amount held in the escrow account, including interest, would be paid to the Advisers, as appropriate. If shareholders of the Fund did not approve the New Agreements, the Advisers would be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of the Fund's then-Current Agreements the Fund's shareholders still had not approved the New Agreements, the Directors would have taken such actions as they deem to be in the best interests of the Fund and its shareholders, which may have included negotiating a new Management Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by the Board of Directors or making other arrangements. The shareholders of the Fund approved the New Agreements on May 13, 2009.

The Fund's Directors discussed the Acquisition on December 17, 2008. Prior to submission of the NBSH bid to public auction, Management met telephonically with the Independent Fund Directors to brief them on the Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Fund Directors again met telephonically with Management to obtain additional information about the Acquisition. The Independent Fund Directors, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Fund Directors to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Fund Directors, the Task Force submitted clarifying questions. The Independent Fund Directors met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Fund Directors were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Fund

Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Fund Directors' annual consideration of whether to renew the then-Current Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Fund Directors, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the then-Current Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its shareholders. Accordingly, in considering the New Agreements, the Independent Fund Directors took into account the fact that the terms of the New Agreements would be identical to those of the then-Current Agreements in every respect except for the term and termination date and potentially the name of the investment manager. The Board considerations in connection with the New Agreements and the then-Current Agreements also entered into the decision by the Board to approve the Interim Agreements.

In evaluating the proposed Interim Agreements and the New Agreements, the Independent Fund Directors considered that they have generally been satisfied with the nature and quality of the services provided to the Fund by Management and Neuberger, including investment management, administrative and support services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Fund Directors considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the Interim Agreements and the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Directors were advised that senior members of management, including the two Fund Directors who are employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Directors were aware of these interests.

The Independent Fund Directors inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Fund Directors inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Fund Directors considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the Interim Agreements and the New Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management, Neuberger and their affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Independent Fund Directors did not identify any particular information that was all important or controlling, and each Director may have attributed different weights to the various factors.

In unanimously approving the Interim Agreements and approving and recommending the New Agreements, the Independent Fund Directors concluded that the terms of each Interim Agreement and New Agreement are fair and reasonable and that approval of the Interim Agreements and the New Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Independent Fund Directors considered the following factors, among others:

(1)	that the terms of the New Agreements are identical in all material respects to those of the then-Current Agreements;

(2)	that the Advisers will maintain operational autonomy and continuity of management following the Acquisition;

(3)	the favorable history, reputation, qualification, and background of Management and Neuberger, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4)	the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and Neuberger who currently provide services to the Fund;

(5)	the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6)	the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Acquisition;

(7)	the fees and expense ratio of the Fund relative to comparable funds;

(8)	that the fees are identical to those paid under the then-Current Agreements;

(9)	that the fees and expense ratio of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10)	the commitment of Management to: (a) maintaining the Fund's current contractual management fee waiver agreement upon consummation of the Acquisition to ensure that shareholders of the Fund do not face an increase in management fees; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses the Fund would pay without prior approval of the Board;

(11)	the performance of the Fund relative to comparable funds and unmanaged indices;

(12)	the commitment of Management (or its successor) to pay the expenses of the Fund in connection with the Acquisition, including expenses in connection with the solicitation of proxies with respect to the Acquisition, so that shareholders of the Fund would not have to bear such expenses;

(13)	the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Fund Directors in their prior analyses of the principal service contracts;

(14)	the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15)	the possible benefits that may be realized by the Fund and by the Advisers as a result of the Acquisition; and

(16)	that the Acquisition is expected to maintain continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Fund's interests and that could affect the retention of key employees providing services to the Fund.

Report of Votes of Shareholders

Proposal 1

An annual meeting of shareholders of Neuberger Berman Real Estate Securities Income Fund Inc. was held on May 28, 2008. Shareholders voted on the following matter: To elect six Class III Directors (one of which is to be elected only by holders of the Fund's AMPS) to serve until the annual meeting of shareholders in 2011 or until their successors are elected and qualified. Class I and II Directors continue to hold office until the annual meeting in 2009 and 2010, respectively. Class I Directors include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp, and Peter E. Sundman. Class II Directors include C. Anne Harvey, George Morriss, Jack Rivkin, Tom D. Seip and John Cannon.

Proposal 1 — To elect six Class III Directors (one of which is to be elected only by holders of the Fund's AMPS) to serve until the annual meeting of shareholders in 2011.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	59,624,751	6,588,427	—	—
Robert A. Kavesh	59,557,716	6,655,462	—	—
Edward I. O'Brien	59,579,949	6,633,229	—	—
William E. Rulon	59,577,793	6,635,385	—	—
Candace L. Straight	59,666,308	6,546,870	—	—

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Howard A. Mileaf	14,694	2,140	—	—

Proposal 2

An annual meeting of shareholders of Neuberger Berman Real Estate Securities Income Fund Inc. was held on May 28, 2008. Shareholders voted on the following matter proposed by Arthur Lipson, Western Investment LLC ("Western"), 7050 S. Union Park Center, Suite 590, Midvale, Utah 84047. Western proposed shareholders adopt the following resolution:

"RESOLVED, that the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") hereby request that the Board of Directors immediately establish a special committee consisting solely of independent directors to investigate suitable alternatives to replace the Fund's current investment manager, Neuberger Berman Management Inc."

The Board of Directors, including the Independent Fund Directors, strongly opposed adoption of the resolution, and urged shareholders to vote against the shareholder proposal.

Proposal 2 — To consider a shareholder proposal to request that the Board of Directors establish a special committee to investigate suitable alternatives to replace the Fund's current investment manager, Neuberger Berman Management Inc.

Common and Preferred Shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,702,026	19,214,884	1,233,129	—

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

I0209 0609

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended,  or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 1, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: July 1, 2009